UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 18, 2003 (September 16, 2003)


ALTERNATE MARKETING NETWORKS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State of other
jurisdiction
of incorporation)
0-26624
(Commission File No.)
38-2841197
(IRS Employer
Identification
Number)

4675-32nd Avenue, Hudsonville, Michigan 49426
(Address of principal executive offices)	(Zip Code)

(616) 662-6420
(Registrant's telephone number, including area code)

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)




Item 7.		Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit No.
Description
10.1
Factoring Agreement dated April 9, 1997 between Hencie
Consulting Services,
Inc., a Texas corporation, and Richards Capital Corporation
(incorporated by
reference from the Form 10-QSB of Alternate Marketing Networks filed on May
18, 2003)
10.2
Guaranty dated September 27, 2002 by Alternate Marketing Networks, Inc., a Delaware corporation, in favor of Accord Financial, Inc., a Delaware corporation (incorporated by reference from the Form 10-QSB of Alternate Marketing Networks filed on August 13, 2003)
10.3
Guaranty dated May 8, 2003 by Alternate Postal Direct, Inc., a Michigan corporation, in favor of Accord Financial, Inc., a Delaware corporation (incorporated by reference from the Form 10-QSB of Alternate Marketing Networks filed on August 13,
2003)
10.4
First Amendment to Office Lease Agreement dated June 25, 2003 between TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.5
Promissory Note between TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.6
Continuing Lease Guaranty dated June 25, 2003 by Alternate Marketing Networks, Inc., a Delaware corporation, National Home Delivery, Inc., an Illinois corporation, and Alternate Postal Direct, Inc., a Michigan corporation, in favor of TrizecHahn Tower Three Galleria Management, L.P. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.7
Employment Agreement effective as of August 1, 2003 between Alternate Marketing Networks and Mr. Khan (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed on August 14, 2002)

Item 9. 		Regulation FD Disclosure.

On September 16, 2003, (a) Hencie, Inc., a Delaware corporation and a majority owned subsidiary of Alternate Marketing Networks, Inc., a Delaware corporation, and (b) Hencie Consulting Services, Inc., a Texas corporation and a wholly owned subsidiary of Hencie, filed voluntary petitions under Chapter 7 of the federal bankruptcy code as a result of certain events and circumstances, including, without limitation, (i) the failure to collect certain significant accounts receivable owed by MEDIACOPY Texas, Inc., a customer of Hencie Consulting, to Hencie Consulting and (ii) the inability to effect an agreement with Accord Financial, Inc., a Delaware corporation and a financing source of Hencie Consulting, concerning certain significant accounts receivable purchased by Accord from Hencie Consulting and owed by Mediacopy to Accord, or otherwise obtain adequate financing.

Alternate Marketing Networks and certain subsidiaries of Alternate
Marketing Networks, as applicable, has/have guaranteed certain obligations of Hencie and/or Hencie Consulting, including, without limitation, obligations of Hencie and/or Hencie Consulting to Accord and TrizecHahn Tower Three Galleria Management, L.P., and these parties have made demands of Alternate Marketing Networks and its subsidiaries under the guarantees by Alternate Marketing Networks and its subsidiaries of the obligations of Hencie and/or Hencie Consulting. Alternate Marketing Networks is currently in discussions with these parties and other parties concerning the guaranteed and other obligations of Hencie and/or Hencie Consulting. Although Alternate Marketing Networks intends to satisfy and perform its obligations under any and all guarantees or otherwise settle any and all liabilities assumed by Alternate Marketing Networks with respect to Hencie and/or Hencie Consulting, there can be no assurance that Alternate Marketing Networks will be able to perform under the guarantees. If Alternate Marketing is unable, for any reason, to satisfy and perform all guaranteed obligations of Hencie and/or Hencie Consulting and other obligations of Hencie and/or Hencie Consulting assumed by Alternate Marketing Networks in connection with the bankruptcy of Hencie and Hencie Consulting, Alternate Marketing Networks may be forced to curtail or close operations or sell some or all of the assets of Alternate Marketing Networks. Even if Alternate Marketing Networks is able to satisfy and perform all of the guaranteed obligations and other obligations assumed by Alternate Marketing Networks in connection with the bankruptcy of Hencie and Hencie Consulting, the business, financial condition, and operations of Alternate Marketing Networks may be materially adversely affected by the bankruptcy of Hencie and Hencie Consulting.

In connection with these bankruptcy filings, Alternate Marketing
Networks accepted the resignation of Adil Khan, a co-founder of Hencie and Hencie Consulting, as a director and the Chief Executive Officer of Alternate Marketing Networks. In connection with his resignation, Mr. Khan agreed, among other things, to waive any and all of his rights to any severance payments as consideration for a release by Alternate Marketing of Mr. Khan from certain provisions of the non-compete of that certain Employment Agreement effective as of August 1, 2003 between Alternate Marketing Networks and Mr. Khan.



SIGNATURES


	Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 	September 18, 2003

ALTERNATE MARKETING NETWORKS, INC.


						By:	/s/ Phillip D. Miller
						Name:	Phillip D. Miller
						Title:	President


EXHIBIT INDEX

Exhibit No.
Description
10.1
Factoring Agreement dated April 9, 1997 between Hencie
Consulting Services,
Inc., a Texas corporation, and Richards Capital Corporation
(incorporated by
reference from the Form 10-QSB of Alternate Marketing
Networks filed on May
18, 2003)
10.2
Guaranty dated September 27, 2002 by Alternate Marketing Networks, Inc., a Delaware corporation, in favor of Accord Financial, Inc., a Delaware corporation (incorporated by reference from the Form 10-QSB of Alternate Marketing Networks filed on August 13, 2003)
10.3
Guaranty dated May 8, 2003 by Alternate Postal Direct, Inc., a Michigan corporation, in favor of Accord Financial, Inc., a Delaware corporation (incorporated by reference from the Form 10-QSB of Alternate Marketing Networks filed on August 13, 2003)
10.4
First Amendment to Office Lease Agreement dated June 25, 2003 between TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.5
Promissory Note between TrizecHahn Tower Three Galleria Management, L.P. and Hencie Consulting Services, Inc. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.6
Continuing Lease Guaranty dated June 25, 2003 by Alternate Marketing Networks, Inc., a Delaware corporation, National Home Delivery, Inc., an Illinois corporation, and Alternate Postal Direct, Inc., a Michigan corporation, in favor of TrizecHahn Tower Three Galleria Management, L.P. (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed and dated July 1, 2003)
10.7
Employment Agreement effective as of August 1, 2003 between Alternate Marketing Networks and Mr. Khan (incorporated by reference from the Form 8-K of Alternate Marketing Networks filed on August 14, 2002)


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